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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                               February 10, 1999
                       ---------------------------------
                Date of report (Date of earliest event reported)

                              SUNTERRA CORPORATION
                       ---------------------------------
             (Exact Name of Registrant as Specified in its Charter)

          Maryland                 000-21193             95-4582157
(State or other Jurisdiction     Commission Title       (IRS Employer
     of Incorporation)                Number)        Identification Number)

                             1791 Park Center Drive
                             Orlando, Florida 32835
                    ----------------------------------------
                    (Address of Principal Executive Offices)

                                 (407) 532-1000
                       ---------------------------------
              (Registrant's telephone number, including area code)
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ITEM 5.  OTHER EVENTS

     On February 10, 1999, Sunterra Corporation, a Maryland corporation (the "Company"), issued a press release announcing its fourth quarter and 1998 year-end results. A copy of the press release is attached as Exhibit 99 hereto and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) EXHIBITS

         Exhibit 99 - Text of Press Release issued by the Company dated February 10, 1999.

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     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    SUNTERRA CORPORATION

                                    By: /s/ THOMAS A. BELL
                                        ---------------------------
                                        Name: Thomas A. Bell
                                        Title: Senior Vice President,
                                               General Counsel and Secretary

Dated: February 18, 1999